UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

BIOFUEL ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Broadway, Suite 1060
Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (303) 592-8110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 21, 2007, Deloitte & Touche LLP (“Deloitte”) notified BioFuel Energy Corp. (the “Company”) that it had resigned as the Company’s independent registered public accounting firm effective as of that date.  The Company has begun the process of selecting a replacement independent accounting firm and intends to have this process completed in the next two weeks.

The report of Deloitte on the consolidated financial statements of the Company as of December 31, 2006, and for the period from April 11, 2006 (inception) through December 31, 2006 (the period covered being referred to as “fiscal year 2006”), did not contain any adverse opinion, or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The reports of Deloitte on the financial statements of (i) Bio Fuel Solutions Colorado, as of October 31, 2005 and for the period from January 1, 2005 (inception) through October 31, 2005 and (ii) BioFuel Solutions Delaware as of June 30, 2006 and December 31, 2005 and for the six months ended June 30, 2006, the period from January 1, 2005 (inception) through December 31, 2005 and for the period from January 1, 2005 (inception) through June 30, 2006 (the period covered by clauses (i) and (ii) being referred to collectively as “fiscal year 2005”) also did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Bio Fuel Solutions Colorado and BioFuel Solutions Delaware are considered predecessor entities of the Company for accounting purposes.

In connection with the reports of Deloitte on the consolidated financial statements of the Company (and, where applicable, the predecessor entities) for fiscal year 2005 and fiscal year 2006, and for the subsequent unaudited interim period through August 21, 2007, the Company did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its report.

In connection with the audit of the consolidated financial statements of the Company (and, where applicable, the predecessor entities) for fiscal year 2005 and fiscal year 2006, and for the subsequent unaudited interim period through August 21, 2007, none of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended, occurred, except for the identification by Deloitte and Company management of certain material weaknesses related to the Company’s internal control over financial reporting.  In the Company’s Registration Statement on Form S-1, the Company identified the material weaknesses as lack of adequate financial systems, lack of adequate accounting staff and lack of written policies and procedures.  The Company is continuing to address these material weaknesses.

Attached hereto as Exhibit 16.1 is a copy of Deloitte’s letter to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1

Letter dated August 23, 2007 from Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to the Securities and Exchange Commission as to the statements regarding Deloitte & Touche LLP included in this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.
Date: August 23, 2007	By:	/s/ Scott H. Pearce
	Name:	Scott H. Pearce
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1

Letter dated August 23, 2007 from Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to the Securities and Exchange Commission as to the statements regarding Deloitte & Touche LLP included in this Current Report on Form 8-K.